Intermediate Bond Fund of America
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $58,191
------------------ --------------------------------
------------------ --------------------------------
Class B            $4,002
------------------ --------------------------------
------------------ --------------------------------
Class C            $4,405
------------------ --------------------------------
------------------ --------------------------------
Class F            $5,008
------------------ --------------------------------
------------------ --------------------------------
Total              $71,606
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,267
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $224
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $661
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $74
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $139
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $36
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $905
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $972
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $265
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,149
------------------ --------------------------------
------------------ --------------------------------
Total              $5,692
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2127
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1666
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1612
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2128
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2079
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1531
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1538
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1886
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2053
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1604
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1629
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1886
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2130
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2341
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            273,026
------------------ ----------------------------------
------------------ ----------------------------------
Class B            23,256
------------------ ----------------------------------
------------------ ----------------------------------
Class C            26,749
------------------ ----------------------------------
------------------ ----------------------------------
Class F            25,045
------------------ ----------------------------------
------------------ ----------------------------------
Total              348,076
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        6,532
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,496
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        4,598
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        422
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        749
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          243
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          6,031
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          5,637
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,519
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          4,755
------------------ ----------------------------------
------------------ ----------------------------------
Total              31,982
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.61
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.61
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.61
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.61
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.61
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.61
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.61
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.61
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.61
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.61
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.61
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.61
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.61
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.61
----------------------- -------------------------